UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-21419)

Hennessy SPARX Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Neil J. Hennessy
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2010

Date of reporting period:  October 31, 2010

Item 1. Reports to Stockholders.

HENNESSY FUNDS

ANNUAL REPORT

OCTOBER 31, 2010

Hennessy Select Large Value Fund
Hennessy Select SPARX Japan Fund
Hennessy Select SPARX Japan Smaller Companies Fund

Contents

Letter to shareholders	1
Performance overview
Hennessy Select Large Value Fund	6
Hennessy Select SPARX Japan Fund	9
Hennessy Select SPARX Japan Smaller Companies Fund	12
Financial statements
Schedules of investments
Hennessy Select Large Value Fund	14
Hennessy Select SPARX Japan Fund	20
Hennessy Select SPARX Japan Smaller Companies Fund	24
Statements of assets and liabilities	30
Statements of operations	32
Statements of changes in net assets	34
Financial highlights
Hennessy Select Large Value Fund	40
Hennessy Select SPARX Japan Fund	44
Hennessy Select SPARX Japan Smaller Companies Fund	48
Notes to the financial statements	50
Report of Independent Registered Public Accounting Firm	59
Directors and Officers of the Funds	60
Expense example	66
Proxy voting policy	68
Quarterly Filings on Form N-Q	68
Federal Tax Distribution Information	68
Privacy Policy	69

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LETTER TO SHAREHOLDERS

December, 2010

Dear Hennessy Funds Shareholder:

As I look back over the twelve-month period ended October 31, 2010, two themes emerge.  First, the majority of individual investors have exhibited extremely low confidence in the financial markets.  Throughout the year I talk to many of our clients, and some truly believe the markets are still in a free fall.  What I hear that really troubles me are the following misconceptions about our economy:

•  Despite the fact that the Dow Jones Industrial Average and S&P 500 Index each gained well over 20% in 2009 and are up approximately 8% year-to-date in 2010 (through 11/30/10), many people believe that the stock market has been down the past two years.

•  American corporations are profitable, yet investors believe they are losing money.

•  While 90% of Americans remain employed, people sense that everyone is losing their job.

Second, the crisis of confidence we experienced following the lows in 2009 and throughout this past year has now become a crisis of clarity.  I believe we are in dire need of clarity on healthcare, taxes and regulation from our leaders in Washington for this recovery to gain momentum.

Right now, we are experiencing slow economic growth, home values continue to be unstable and unemployment is approaching multi-decade highs of 10% or more. Companies are continuing to slash costs, close unprofitable business lines, eliminate employees and hoard cash at record levels – there is $3.2 trillion in cash, in fact, among the S&P 500 companies alone. Why?  I believe that the ambiguity coming from our government leaders has paralyzed American businesses, both large and small, leaving them few attractive options for deploying cash reserves.

As a business person, it feels as though every proposal coming out of Washington is focused on short-term political gain rather than on the long-term strength of our country and the economy. The rhetoric and lack of actionable direction out of Congress and the White House is having a devastating effect on our economy. The current environment has crippled businesses that need to feel confident that government is on their side.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Overview of the U.S. Market

For the twelve-month period ending October 31, 2010, the major U.S. indices returned approximately 17-18%.  Small and mid-cap stocks significantly outperformed their large-cap brethren during the period. For the relatively small number of investors who did return to the equity market, I believe that there was a return to quality stocks, those that exhibit strong value and long term growth potential.  While the markets have remained extremely volatile, I believe that the recession is firmly behind us and that the underlying economy is fundamentally sound.

What can we look forward to in the year ahead?  Well, I know that for business to lead the U.S. to economic stability, we will need to have strong leadership from Washington. The Fed has shown its commitment and consistent policy to keep rates low.  I am convinced that, with clarity from our government, companies will begin to gain confidence, begin to reinvest in their business models, begin to hire, and all of that will lead to an expanded economic recovery for the foreseeable future.  If you look at the third calendar year of all the Presidential terms since 1950, the Dow Jones Industrial Average has returned on average 18% during those periods. While I am not sure we will hit that level in 2011, the third year of the Obama presidency, I do believe we may see moderate growth in the range of 8-12%.  If there are any major surprises, I think they may well be to the upside.

Overview of the Japan Market

For the twelve-month period ended October 31, 2010, the Nikkei 225 Stock Average and the TOPIX index (with dividends) rose +4.09% and +3.10% respectively. The period began on a negative note as investors remained skeptical about Japan’s economic outlook. Investors also rushed to sell Japanese equities due to unfavorable currency movements and after the Cabinet Office, in its November 2009 economic report, said that the Japanese economy was back in deflation.

In December, 2009, Japan’s stock indices bounced back after the Bank of Japan (BOJ) introduced a new lending facility to supply about 10 trillion Japanese Yen (JPY), which is approximately USD $120 billion in capital and the Japanese government unveiled a stimulus package worth JPY 24 trillion of which JPY 7.2 trillion would be allocated toward actual spending.

Come 2010, the year started off on a positive note as Japanese stocks resumed their upward momentum in the first-half of the month underscoring hopes for an economic recovery in the year. However, the mood turned sour thereafter on concerns about Greece’s bloated budget

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LETTER TO SHAREHOLDERS

deficit and a stronger JPY, prompting investors to sell their equity positions. Stock-related losses were soon mitigated in February after the government announced that Japan’s economy grew a faster than expected 1.1% in the October to December period. By March, media reports that the BOJ was considering further monetary easing caused the JPY to fall, triggering a rally in the Japanese equity market.

The month of April was somewhat directionless due to a mixed bag of data. In May and June, there was a huge sell off in the Japanese equity market due to persistent fears in the Euro-zone that sent worldwide equity markets into a tailspin and Nikkei 225 to a 6-month low. The market also fell after China’s announcement in June that it would allow their currency, the RMB, more flexibility. This encouraged buying of the JPY, causing it to rapidly appreciate against the USD and EURO. Japanese stocks gained momentum and rose slightly in July as doubts about Europe’s credibility receded.

The equity market extended gains in early August on the back of favorable April – June earnings results and the better than expected results of the stress tests on the major European banks. Then, at the end of August, the Japanese equity market declined to the lowest level since the beginning of this year as worries of an economic slowdown in the U.S. and the strengthening value of the JPY outweighed the positive news that had supported the market earlier that month. The market rebounded in September driven by cheap valuations, the foreign exchange intervention by the Japanese government and the BOJ and strong overseas markets.

Come early October, the equity market extended its gains as investors cheered the BOJ policy board’s decision to set its overnight call rate target to a range of 0%-0.1% and its plans to purchase exchange traded funds (ETF) and Japanese real-estate investment trusts (J-REIT). The rally was only temporary after the JPY strengthened against the USD, touching the 80/USD level, its highest level in more than 15 years.

In the near-term, we believe that the Japanese equity market may be range-bound as investors are likely to sit on the sidelines as they await more clarity on the economic outlook. While the sentiment in the Japanese equity market is likely to improve going into next year thanks to an increase in corporate earnings and favorable economic data, investors are yet to confirm the strength of the U.S. economic recovery. We feel that demand from abroad can strengthen significantly from here as emerging economies will continue to lead global growth going into 2011. Therefore, we intend to remain biased towards companies that we believe will continue to benefit from growth outside of Japan, especially in the emerging economies like China. We will also continue to invest in

HENNESSY FUNDS                                                                                                              1-800-966-4354

companies producing high-quality and value-added products combined with superior craftsmanship or energy-efficient technologies.

We maintain our focus on long-term investing and on building value for each of our shareholders. At Hennessy Funds, we serve our shareholders directly, so that we can provide answers to shareholder questions and concerns. Please don’t hesitate to contact us at 800-966-4354 if we can answer any questions or can be of service.

Best regards,

Neil J. Hennessy
Portfolio Manager & Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and current risk and differences in accounting methods.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed and should not be considered investment advice.

The Dow Jones Industrial Average and the S&P 500 are unmanaged indices of common stocks comprised of major industrial companies and assume reinvestment of dividends. The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The Nikkei 225 is a stock market index for the Tokyo Stock Exchange (TSE). You cannot invest directly in an index.

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LETTER TO SHAREHOLDERS

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  HENNESSY FUNDS                                                                                                              1-800-966-4354

Hennessy Select Large Value Fund
Original Class Shares (HSFVX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

	One	Five	Ten	Since Inception
	Year	Years	Years	(9/30/84)
Hennessy Select Large Value
Fund – Original Class	10.22%	-0.86%	1.84%	9.42%
Russell 1000 Value Index	15.71%	0.62%	2.64%	10.84%
S&P 500 Index	16.52%	1.73%	-0.02%	10.47%

Gross expense ratio: 1.37%.  The expense ratio was capped at 1.30% through March, 2010.

Performance data quoted represents past performance; past performance does not guarantee future results. The performance for periods prior to March 20, 2009 reflects the performance of the Tamarack Value Fund, the predecessor to the Hennessy Select Large Value Fund. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  The gross expense ratio presented is that from the most recent prospectus.

PERFORMANCE NARRATIVE FROM RBC GLOBAL
ASSET MANAGEMENT (U.S.), SUB-ADVISOR

For the twelve month period ended October 31, 2010 the Hennessy Select Large Value Fund gained 10.22%, versus 15.71% for the Russell 1000 Value Index and 16.52% for the S&P 500.

Two main factors have held performance below its benchmark.  First, individual stock selection in three sectors, Technology, Energy, and Financials, hurt results.  Second, the last year has been an extraordinarily poor period for large value stocks.

Within the Technology sector, our positions in Microsoft, Hewlett Packard and Western Digital adversely affected results.  Hewlett Packard ran into difficulties regarding its CEO, Mark Hurd.  Western Digital did not achieve the profitability we expected.  We have sold out of both stocks.  We still hold Microsoft, which continues to grow earnings smartly but is out of favor as investors gravitate to companies involved in mobile technologies.

Within the Energy sector, Anadarko was adversely affected by their partial ownership of the BP oil well that exploded in the Gulf.  While we had redeemed 70% of our position before the spill, our remaining position weakened results.  Compounding matters, once we sold the stock and sold the rest of our position, it bounced back strongly.

Within the Financials sector, positions in Goldman Sachs and PNC have both produced underperforming results.  The Goldman difficulties in the early part of the year are well known as the SEC sued the company for fraud in the mortgage market. The suit has since been settled and we continue to own Goldman.  While the economy has realized an improvement in credit conditions, PNC has not shown the leverage to improvement in credit that we expected and is rumored to be an acquirer of banks, which may dilute earnings.  So, we have sold the stock.  The portfolio’s performance in Financials was also hampered by the strength of the Real Estate Investment Trust (REIT) industry.  While we did well in the stocks we owned in that industry, gaining 42%, the same as the industry as a whole, we averaged about 1% less exposure to the market in REITs.  Even that small difference hurt performance because the returns were so strong.

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PERFORMANCE OVERVIEW — HENNESSY SELECT LARGE VALUE FUND

Regarding specific stock selection, Materials has been, relative to the market, our best performing sector.  Our somewhat defensive position in Pactiv, a container company with improving margins and increasing takeover expectations, has been beneficial, gaining 36% before it was sold.  Eastman Chemical has also been helpful gaining 21% before we took profits and sold the stock.

The second main factor adversely affecting performance has been the extraordinary difference in return between large-cap value stocks and mid-cap value stocks.  Our benchmark index, the Russell 1000 Value, can be broken into two other indices, the Russell Top 200 Value Index and the Russell Midcap Value Index.  True to our name and our mandate, we tend to emphasize the top 200 names rather than the mid-cap names.  For the twelve-month period the Top 200 Value Index has returned 14%, while the next 800 stocks (the Russell Midcap Value Index) gained 27%, nearly twice as much.  Clearly, there has been far more opportunity in the middle range value stocks and our overweight in the larger names did not serve us well during this period.

While over time mid-cap value stocks have tended to do better than large-cap value stocks, albeit with greater risk, differences of this magnitude are unlikely to be sustainable, in our view.  Returns from the larger names are likely to do better, relative to the mid-sized names, over the next twelve months than over the last twelve.

Hennessy Select Large Value Fund
Original Class Shares

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2000. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Hennessy Select Large Value Fund
Institutional Class Shares (HSVIX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

		Since Inception
	One Year	(3/20/09)
Hennessy Select Large Value
Fund – Institutional Class	10.65%	26.87%
Russell 1000 Value Index	15.71%	34.39%
S&P 500 Index	16.52%	33.32%

Gross expense ratio: 1.19%.  Net expense ratio: 0.98%.  The expense ratio is contractually capped at 0.98% indefinitely.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced. The gross and net expense ratios presented are those from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

This chart assumes an initial gross investment of $250,000 (minimum investment) made on March 20, 2009 (inception date of share class). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500 and Russell 1000 Value are unmanaged indices commonly used to measure the performance of U.S. stocks. The Russell 1000 Value measures large-cap, value-oriented stocks. The Russell Top 200 Value Index measures large-cap, value-oriented stocks, while the Russell Midcap Value Index measures mid-cap, value oriented stocks. One cannot invest directly in an index.

Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Fund’s composition and sector weightings are shown as a percentage of the Fund’s total net assets. Portfolio composition and sector weightings are subject to change at any time and should not be considered a recommendation to buy or sell a particular security. Please refer to the Schedule of Investments within this Annual Report for additional portfolio information, including percentages of holdings.

Current and future portfolio holdings are subject to risk.

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PERFORMANCE OVERVIEW — HENNESSY SELECT SPARX JAPAN FUND

Hennessy Select SPARX Japan Fund
Original Class Shares (SPXJX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

	One	Five	Since Inception
	Year	Years	(10/31/03)
Hennessy Select SPARX Japan Fund
– Original Class	11.04%	-5.43%	4.82%
MSCI Japan Index	4.92%	-1.75%	2.89%
TOPIX	3.10%	-2.65%	2.22%

Gross expense ratio: 1.57%.  The expense ratio was capped at 1.25% through February, 2010.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. The gross expense ratio presented is that from the most recent prospectus, as supplemented on June 4, 2010.

PERFORMANCE NARRATIVE FROM SPARX ASSET MANAGEMENT CO., SUB-ADVISOR

For the twelve-month period ended October 31, 2010, the Hennessy Select SPARX Japan Fund returned 11.04%, significantly outperforming the MSCI Japan Index, which returned 4.92%, and the TOPIX Index, which returned 3.10% for the same period. The biggest contributors to the Fund’s performance among the TOPIX 33 sub-industries included shares of wholesalers, auto-related firms and electronic appliance makers. On the other hand, chemical manufacturers, retailers and banks were among the worst performers.

As for individual stocks, among the chief positive contributors to the Fund’s performance were Japan’s leading maker of trucks and diesel engines Isuzu Motors Ltd., and the general trading firms such as Misumi Group Inc. and Itochu Corporation. Shares of these three companies gained 57%, 10% and 20% respectively as concerns over a possible economic slowdown in China eased and the secular growth trend in ASEAN economies remained intact.

On the other hand, the worst performance within the portfolio came from Fuji Seal International, Inc., the world’s leading shrink label supplier for food and beverage products, and drug maker Rohto Pharmaceutical Co., Ltd.  Fuji Seal fell -11.4% on increasing concerns over a possible slowdown in the global economic recovery and the recent JPY appreciation against the USD to a more than 15-year high. Rohto’s stock price dipped -14.2% as investors showed little interest in defensive stocks but instead bought cyclical stocks as the Japanese equity market and the economy showed some signs of a recovery.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Hennessy Select SPARX Japan Fund
Original Class Shares (SPXJX)

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on October 31, 2003. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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PERFORMANCE OVERVIEW — HENNESSY SELECT SPARX JAPAN FUND

Hennessy Select SPARX Japan Fund
Institutional Class Shares (SPARX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

	One	Five	Since Inception
	Year	Years	(10/31/03)
Hennessy Select SPARX
Japan Fund – Institutional Class	11.07%	-5.35%	4.92%
MSCI Japan Index	4.92%	-1.75%	2.89%
TOPIX	3.10%	-2.65%	2.22%

Gross expense ratio: 1.47%.  The expense ratio was capped at 1.25% through February, 2010.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.  The gross expense ratio presented is that from the most recent prospectus.

CHANGE IN VALUE OF $250,000 INVESTMENT

This chart assumes an initial gross investment of $250,000 (minimum investment) made on October 31, 2003. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The MSCI Japan Index is a market capitalization-weighted index of Japanese equities. The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The MSCI Japan and TOPIX indices are presented in U.S. Dollar terms and take into account reinvestment of dividends. One cannot invest directly in an index.

Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods.

The Fund’s composition and sector weightings are shown as a percentage of the Fund’s total net assets. Portfolio composition and sector weightings are subject to change at any time and should not be considered a recommendation to buy or sell a particular security. Please refer to the Schedule of Investments within this Annual Report for additional portfolio information, including percentages of holdings.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Hennessy Select SPARX Japan Smaller Companies
Fund (SPJSX)

AVERAGE ANNUAL TOTAL RETURN PERIODS ENDED OCTOBER 31, 2010

	One	Three	Since Inception
	Year	Years	(8/31/07)
Hennessy Select SPARX Japan
Smaller Companies Fund – Original Class	-0.72%	-3.93%	-0.84%
MSCI Japan Small Cap Index	1.27%	-7.12%	-5.88%
TOPIX	3.10%	-8.90%	-7.92%

Gross expense ratio: 2.00%.  The expense ratio was capped at 1.60% through February, 2010.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. The gross expense ratio presented is that from the most recent prospectus, as supplemented on June 4, 2010.

PERFORMANCE NARRATIVE FROM SPARX ASSET MANAGEMENT CO., SUB-ADVISOR

During the twelve-month period ended October 31, 2010, the Hennessy Select SPARX Japan Smaller Companies Fund fell -0.72%, underperforming the MSCI Japan Small Cap Index, which returned 1.27%, and the TOPIX Index, which returned 3.10%, for the same period. The biggest detractors to the Fund’s performance among the TOPIX 33 sub-industries included shares of information & communication-related firms, electronic appliance makers and construction firms. On the other hand, airlines, precision instrument makers and insurers were among the best performers.

As for the individual stocks, the top detractor during the period was Risa Partners, Inc. a provider of real estate-related and financial due diligence services. Its shares slumped -60% during the period amid the continued deterioration in Japan’s real estate market and concerns about bank loan restrictions to property-related firms. Another poor performing stock was Yamaichi Electronics Co., Ltd., a leading manufacturer of integrated circuit sockets for use in semiconductor quality inspections and circuit board assembly. Its shares fell -18% during the period as the firm announced in August, 2010 that it planned to raise capital by selling new and existing shares to invest in its solar panel business. Separately, shares of Japan Wind Development Co., Ltd., the country’s No. 3 wind power company, also dropped -77% during the period mainly after the stock was put on monitoring by the Tokyo Stock Exchange (TSE) on fears that the firm was unlikely to meet the TSE July deadline to file its annual securities report because it changed its auditor.

On the other hand, the best performance within the portfolio during the period came from shares of Skymark Airlines Inc., Japan’s fourth-largest airline company, which advanced 327%. Shares of the domestic discount carrier rose on the back of increasing expectations that profitability would improve and the firm would benefit from industry-wide structural changes such as the Open Skies treaty and the expansion of landing slots at Haneda airport. Another positive performer was SBS Holdings, Inc., which offers delivery and third party logistics services in Tokyo. Its shares climbed 23% as the firm announced favorable earnings results for its fiscal first half ending December 2010. Finally, shares of Honeys Co., Ltd., a retailer of casual wear and fashion accessories for young women, gained +82% during the period as a brokerage firm started coverage on the firm and cited expectations of increased profits after a profit decline last fiscal year.

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PERFORMANCE OVERVIEW — HENNESSY SELECT SPARX JAPAN SMALLER COMPANIES FUND

Hennessy Select SPARX Japan Smaller Companies
Fund (SPJSX)

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2007. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The MSCI Japan Small Cap Index represents the universe of small capitalization companies in the Japanese equity markets. The Tokyo Stock Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The MSCI Japan Small Cap and TOPIX indices are presented in U.S. Dollar terms and take into account reinvestment of dividends. One cannot invest directly in an index.

Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risk and differences in accounting methods.

The Fund’s composition and sector weightings are shown as a percentage of the Fund’s total net assets. Portfolio composition and sector weightings are subject to change at any time and should not be considered a recommendation to buy or sell a particular security. Please refer to the Schedule of Investments within this Annual Report for additional portfolio information, including percentages of holdings.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Schedules of Investments

HENNESSY SELECT
LARGE VALUE FUND
(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% of net assets
J.P. Morgan Chase & Co.	2.80%
Microsoft Corp.	2.64%
UnitedHealth Group, Inc.	2.59%
The Goldman Sachs Group, Inc.	2.56%
PepsiCo., Inc.	2.47%
U.S. Bancorp	2.45%
ConocoPhillips	2.45%
Verizon Communications, Inc.	2.38%
Amgen, Inc.	2.37%
The Walt Disney Co.	2.09%

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SCHEDULE OF INVESTMENTS — HENNESSY SELECT LARGE VALUE FUND

COMMON STOCKS – 98.16%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 7.66%
CBS Corp.	85,930	$1,454,795	1.10%
Comcast Corp.	35,790	736,558	0.56%
Limited Brands, Inc.	50,525	1,484,930	1.13%
Macys, Inc.	58,255	1,377,148	1.05%
Stanley Black & Decker, Inc.	16,495	1,022,195	0.78%
The Walt Disney Co.	76,385	2,758,263	2.09%
Wyndham Worldwide Corp.	43,340	1,246,025	0.95%
		10,079,914	7.66%
Consumer Staples – 10.04%
Archer-Daniels-Midland Co.	48,890	1,629,015	1.24%
Avon Products, Inc.	48,275	1,469,974	1.12%
Kraft Foods, Inc. – Class A	47,655	1,537,827	1.17%
Kroger Co.	61,845	1,360,590	1.03%
PepsiCo, Inc.	49,725	3,247,042	2.47%
Philip Morris International, Inc.	37,540	2,196,090	1.67%
Wal-Mart Stores, Inc.	32,580	1,764,859	1.34%
		13,205,397	10.04%
Energy – 9.25%
Apache Corp.	15,495	1,565,305	1.19%
Chevron Corp.	24,265	2,004,532	1.52%
ConocoPhillips	54,135	3,215,619	2.45%
Devon Energy Corp.	35,040	2,278,301	1.73%
Exxon Mobil Corp.	18,435	1,225,374	0.93%
QEP Resources, Inc.	57,000	1,882,710	1.43%
		12,171,841	9.25%
Financials – 26.08%
American Express Co.	37,935	1,572,785	1.20%
Bank of America Corp.	184,540	2,111,138	1.60%
Bank of New York Mellon Corp.	47,500	1,190,350	0.91%
Berkshire Hathaway, Inc – Class B (a)	34,085	2,711,802	2.06%
Boston Properties, Inc.	14,050	1,210,970	0.92%
Citigroup, Inc. (a)	533,425	2,224,382	1.69%
CME Group, Inc.	4,095	1,186,117	0.90%

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Digital Realty Trust, Inc.	22,010	$1,314,657	1.00%
Franklin Resources, Inc.	14,350	1,645,945	1.25%
Huntington Bancshares, Inc.	63,520	360,158	0.27%
J.P. Morgan Chase & Co.	97,795	3,680,026	2.80%
MetLife, Inc.	28,530	1,150,615	0.87%
Morgan Stanley	28,660	712,774	0.54%
Prudential Financial, Inc.	18,310	962,740	0.73%
Simon Property Group, Inc.	19,613	1,883,240	1.43%
The Goldman Sachs Group, Inc.	20,950	3,371,903	2.56%
The Progressive Corp.	87,585	1,853,299	1.41%
U.S. Bancorp (d)	133,070	3,217,633	2.45%
Wells Fargo & Co.	74,930	1,954,174	1.49%
		34,314,708	26.08%
Health Care – 13.93%
Abbott Laboratories	38,650	1,983,518	1.51%
Amgen, Inc. (a)	54,535	3,118,857	2.37%
Johnson & Johnson	13,600	865,912	0.66%
Life Technologies Corp. (a)	54,545	2,737,068	2.08%
Merck & Co., Inc.	51,187	1,857,064	1.41%
Pfizer, Inc.	154,620	2,690,388	2.04%
St. Jude Medical, Inc. (a)	43,730	1,674,859	1.27%
UnitedHealth Group, Inc.	94,475	3,405,824	2.59%
		18,333,490	13.93%
Industrials – 8.72%
Cummins, Inc.	13,510	1,190,230	0.90%
Eaton Corp.	15,050	1,336,891	1.02%
General Electric Co.	168,710	2,702,734	2.05%
Illinois Tool Works, Inc.	25,495	1,165,122	0.89%
Terex Corp. (a)	30,035	674,286	0.51%
Union Pacific Corp.	29,995	2,629,962	2.00%
United Technologies Corp.	23,680	1,770,554	1.35%
		11,469,779	8.72%

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY SELECT LARGE VALUE FUND

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 6.07%
Accenture PLC – Class A (b)	23,550	$1,052,921	0.80%
eBay, Inc. (a)	24,590	733,028	0.56%
Microsoft Corp.	130,605	3,479,317	2.64%
Oracle Corp.	52,930	1,556,142	1.18%
Texas Instruments, Inc.	39,420	1,165,649	0.89%
		7,987,057	6.07%
Materials – 4.36%
Eastman Chemical Co.	25,375	1,993,714	1.51%
Freeport-McMoRan Copper & Gold, Inc.	9,190	870,109	0.67%
International Paper Co.	63,785	1,612,485	1.22%
Walter Energy, Inc.	14,440	1,270,142	0.96%
		5,746,450	4.36%
Telecommunication Services – 5.27%
AT&T, Inc.	81,120	2,311,920	1.76%
Qwest Communications International, Inc.	224,955	1,484,703	1.13%
Verizon Communications, Inc.	96,605	3,136,764	2.38%
		6,933,387	5.27%
Utilities – 6.78%
American Electric Power, Inc.	57,385	2,148,494	1.63%
Dominion Resources, Inc.	39,895	1,733,836	1.32%
Exelon Corp.	45,390	1,852,820	1.41%
NextEra Energy, Inc.	32,620	1,795,405	1.36%
PG&E Corp.	29,075	1,390,367	1.06%
		8,920,922	6.78%

Total Common Stocks (Cost $112,397,034)		129,162,945	98.16%

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

SHORT-TERM INVESTMENT – 1.55%	Number		% of
	of Shares	Value	Net Assets
Money Market Fund – 1.55%
Fidelity Government Portfolio –
Institutional Class, 0.06% (c)	2,039,765	$2,039,765	1.55%

Total Short-Term Investments
(Cost $2,039,765)		2,039,765	1.55%

Total Investments – 99.71%
(Cost 114,436,799)		131,202,710	99.71%

Other Assets in Excess of Liabilities – 0.29%		375,696	0.29%
TOTAL NET ASSETS – 100.00%		$131,578,406	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the Fund’s 7-day yield as of October 31, 2010.
(d)
Investment in affiliated security.  Quasar Distributors, LLC, which serves as the Funds’ distributor, is a subsidiary of U.S. Bancorp.  Details of transactions with this affiliated company for the year ended October 31, 2010 were as follows:

	Beginning	Purchase	Sales	Ending	Dividend		Market
Issuer	Cost	Cost	Cost	Cost	Income	Shares	Value
U.S. Bancorp	$2,245,916	$611,248	$652,305	$2,204,859	$24,188	133,070	$3,217,633

Summary of Fair Value Exposure at October 31, 2010

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY SELECT LARGE VALUE FUND

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2010:

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$10,079,914	$—	$—	$10,079,914
Consumer Staples	13,205,397	—	—	13,205,397
Energy	12,171,841	—	—	12,171,841
Financials	34,314,708	—	—	34,314,708
Health Care	18,333,490	—	—	18,333,490
Industrials	11,469,779	—	—	11,469,779
Information Technology	7,987,057	—	—	7,987,057
Materials	5,746,450	—	—	5,746,450
Telecommunication Services	6,933,387	—	—	6,933,387
Utilities	8,920,922			8,920,922
Total Common Stock	$129,162,945	$—	$—	$129,162,945
Short-Term Investments	$2,039,765	$—	$—	$2,039,765
Total Investments in Securities	$131,202,710	$—	$—	$131,202,710

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                              1-800-966-4354

HENNESSY SELECT SPARX
JAPAN FUND
(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% of net assets
Keyence Corp.	10.47%
Asics Corp.	8.67%
Mitsubishi Corp.	8.57%
Misumi Group, Inc.	7.89%
Kao Corp.	7.48%
Fuji Seal International, Inc.	7.20%
Rohto Pharmaceutical Co., Ltd.	6.31%
Marubeni Corp.	5.77%
Ryohin Keikaku Co., Ltd.	4.60%
Itochu Corp.	4.37%

 WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY SELECT SPARX JAPAN FUND

COMMON STOCKS – 97.97%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 19.92%
Asics Corp.	350,000	$3,779,670	8.67%
Isuzu Motors, Ltd.	308,000	1,186,528	2.72%
Ryohin Keikaku Co., Ltd.	56,400	2,001,720	4.60%
Shimano, Inc.	34,300	1,713,508	3.93%
		8,681,426	19.92%
Consumer Staples – 11.63%
Kao Corp.	128,400	3,259,863	7.48%
Unicharm Corp.	47,400	1,811,296	4.15%
		5,071,159	11.63%
Health Care – 8.97%
Mani, Inc.	15,000	588,107	1.35%
Rohto Pharmaceutical Co., Ltd.	222,000	2,750,516	6.31%
Terumo Corp.	11,300	573,637	1.31%
		3,912,260	8.97%
Industrials – 33.91%
Itochu Corp.	217,000	1,903,840	4.37%
Komatsu, Ltd.	54,900	1,345,382	3.09%
Marubeni Corp.	400,000	2,515,223	5.77%
Misumi Group, Inc.	160,500	3,440,568	7.89%
Mitsubishi Corp.	155,400	3,736,783	8.57%
Sumitomo Corp.	144,900	1,836,684	4.22%
		14,778,480	33.91%
Information Technology – 10.47%
Keyence Corp.	18,400	4,561,700	10.47%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS                                                                                                              1-800-966-4354

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 13.07%
Fuji Seal International, Inc.	155,100	$3,139,778	7.20%
Sumitomo Metal Mining Co., Ltd.	83,000	1,318,180	3.03%
Taiyo Nippon Sanso Corp.	154,000	1,238,200	2.84%
		5,696,158	13.07%

Total Common Stocks (Cost $37,336,119)		42,701,183	97.97%

Total Investments – 97.97%
(Cost 37,336,119)		42,701,183	97.97%

Other Assets in Excess of Liabilities – 2.03%		882,642	2.03%
TOTAL NET ASSETS – 100.00%		$43,583,825	100.00%

Percentages are stated as a percent of net assets.

Summary of Fair Value Exposure at October 31, 2010

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post market close subsequent events (foreign markets), little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY SELECT SPARX JAPAN FUND

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2010:

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$8,681,426	$—	$—	$8,681,426
Consumer Staples	5,071,159	—	—	5,071,159
Health Care	3,912,260	—	—	3,912,260
Industrials	14,778,480	—	—	14,778,480
Information Technology	4,561,700	—	—	4,561,700
Materials	5,696,158	—	—	5,696,158
Total Common Stock	$42,701,183	$—	$—	$42,701,183
Short-Term Investments	$—	$—	$—	$—
Total Investments in Securities	$42,701,183	$—	$—	$42,701,183

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

HENNESSY SELECT SPARX
JAPAN SMALLER COMPANIES FUND
(% of Net Assets)

TOP TEN EQUITY HOLDINGS	% of net assets
Toshin Group Co., Ltd.	2.41%
Suruga Bank, Ltd.	2.38%
NPC, Inc.	2.38%
Yamaichi Electronics Co., Ltd.	2.29%
ASKUL Corp.	2.24%
SBS Holdings, Inc.	2.23%
Paramount Bed Co., Ltd.	2.22%
H.I.S. Co., Ltd.	2.18%
Prestige International, Inc.	2.14%
Adeka Corp.	2.12%

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY SELECT SPARX JAPAN SMALLER COMPANIES FUND

COMMON STOCKS – 96.90%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 21.14%
ASKUL Corp.	16,300	$338,680	2.24%
Bals Corp.	288	292,760	1.93%
Fujitsu General Ltd.	59,000	283,745	1.87%
H.I.S. Co., Ltd.	15,500	330,148	2.18%
Meiwa Estate Co., Ltd.	36,500	212,732	1.40%
Nippon Seiki Co., Ltd.	27,000	273,456	1.80%
Otsuka Kagu, Ltd.	29,500	315,273	2.08%
Press Kogyo Co., Ltd.	80,000	302,224	1.99%
Seria Co., Ltd.	144	250,528	1.65%
Tohokushinsha Film Corp.	57,900	243,918	1.61%
Village Vanguard Co., Ltd.	58	209,022	1.38%
Wowow, Inc.	94	153,611	1.01%
		3,206,097	21.14%
Consumer Staples – 1.58%
Cawachi Ltd.	13,600	240,328	1.58%

Financials – 8.33%
Anicom Holdings, Inc. (a)	7,400	266,683	1.76%
NEC Capital Solutions Ltd.	22,600	290,398	1.91%
RISA Partners, Inc.	343	123,611	0.81%
Suruga Bank, Ltd.	40,000	360,880	2.38%
Tokyo Tomin Bank, Ltd.	23,600	222,598	1.47%
		1,264,170	8.33%
Health Care – 4.25%
Message Co., Ltd.	121	308,252	2.03%
Paramount Bed Co., Ltd.	13,200	335,946	2.22%
		644,198	4.25%
Industrials – 33.28%
Anest Iwata Corp.	93,000	256,568	1.69%
Asunaro Aoki Construction., Ltd.	58,500	261,712	1.73%
Benefit One, Inc.	332	258,273	1.70%
Ichinen Holdings Co., Ltd.	29,100	130,185	0.86%
Kito Corp.	148	133,342	0.88%
Kyosan Electric Manufacturing Co., Ltd.	64,000	268,821	1.77%

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Nippon Yusoki Co., Ltd.	140,000	$300,981	1.98%
Nitto Kogyo Corp.	27,200	247,088	1.63%
NPC, Inc.	15,600	360,582	2.38%
Prestige International, Inc.	178	324,501	2.14%
SBS Holdings, Inc.	352	339,008	2.23%
Senko Co., Ltd.	96,000	292,283	1.93%
Shin Nippon Air Technologies Co., Ltd.	36,200	205,135	1.35%
Skymark Airlines Inc.	26,900	289,826	1.91%
Takeei Corp.	25,000	242,326	1.60%
Teraoka Seisakusho Co., Ltd.	71,500	318,094	2.10%
Toshin Group Co., Ltd.	13,800	365,279	2.41%
UKC Holdings Corp.	15,000	154,343	1.02%
Yushin Precision Equipment Co., Ltd.	16,500	298,135	1.97%
		5,046,482	33.28%
Information Technology – 12.81%
Elecom Co., Ltd.	35,400	301,782	1.99%
Macnica, Inc.	15,200	292,214	1.93%
Nippon Chemi-con Corp.	36,000	144,054	0.95%
SRA Holdings, Inc.	28,100	266,787	1.76%
Tamura Corp.	109,000	269,554	1.78%
Works Applications Co., Ltd.	430	180,080	1.19%
Yamaichi Electronics Co., Ltd. (a)	127,800	347,809	2.29%
Yokowo Co., Ltd.	27,400	139,945	0.92%
		1,942,225	12.81%
Materials – 11.59%
Adeka Corp.	30,000	320,616	2.12%
Aichi Corp.	62,600	224,822	1.48%
Fujikura Kasei Co., Ltd.	48,900	293,509	1.94%
Ohara, Inc.	18,200	219,838	1.45%
Tokyo Rope Manufacturing Co., Ltd.	81,000	217,423	1.43%
Tokyo Tekko Co., Ltd.	128,000	256,094	1.69%
Wood One Co., Ltd.	83,000	224,855	1.48%
		1,757,157	11.59%

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY SELECT SPARX JAPAN SMALLER COMPANIES FUND

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Telecommunication Services – 3.51%
ITC Networks Corp.	46,800	$226,817	1.50%
MIRAIT Holdings Corp.	46,400	305,029	2.01%
		531,846	3.51%
Utilities – 0.41%
Japan Wind Development Co., Ltd. (a)	60	62,334	0.41%

Total Common Stocks (Cost $13,850,924)		14,694,837	96.90%

SHORT-TERM INVESTMENTS – 5.01%
Money Market Funds – 5.01%
Federated Government Obligations –
Institutional Class, 0.05% (b)	4,404	4,404	0.03%
Fidelity Government Portfolio –
Institutional Class, 0.06% (b)	755,884	755,884	4.98%

Total Short-Term Investments
(Cost $760,288)		760,288	5.01%

Total Investments – 101.91%
(Cost 14,611,212)		15,455,125	101.91%

Liabilities in Excess of Other Assets – (1.91)%		(290,068)	(1.91)%
TOTAL NET ASSETS – 100.00%		$15,165,057	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the Fund’s 7-day yield as of October 31, 2010.

The accompanying notes are an integral part of these financial statements.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Summary of Fair Value Exposure at October 31, 2010

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, the prices are fair value adjusted due to post market close subsequent events (foreign markets), little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2010:

Common Stock	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$3,206,097	$—	$—	$3,206,097
Consumer Staples	240,328	—	—	240,328
Financials	1,264,170	—	—	1,264,170
Health Care	644,198	—	—	644,198
Industrials	5,046,482	—	—	5,046,482
Information Technology	1,942,225	—	—	1,942,225
Materials	1,757,157	—	—	1,757,157
Telecommunication Services	531,846			531,846
Utilities	62,334	—	—	62,334
Total Common Stock	$14,694,837	$—	$—	$14,694,837
Short-Term Investments	$760,288	$—	$—	$760,288
Total Investments in Securities	$15,455,125	$—	$—	$15,455,125

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS — HENNESSY SELECT SPARX JAPAN SMALLER COMPANIES FUND

(This Page Intentionally Left Blank.)

HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Statements

Statements of Assets and Liabilities as of October 31, 2010

ASSETS:
Investments in unaffiliated securities, at value
(cost $112,231,940, $37,336,119, and $14,611,212 respectively)
Investments in affiliated securities, at value (cost $2,204,859, $0, and $0 respectively)
Dividends and interest receivable
Receivable for fund shares sold
Receivable for securities sold
Prepaid expenses and other assets
Total Assets

LIABILITIES:
Due to custodian
Payable for securities purchased
Payable for fund shares redeemed
Payable to advisor
Payable to administrator
Payable to auditor
Accrued service fees
Accrued expenses and other payables
Total Liabilities

NET ASSETS

NET ASSETS CONSIST OF:
Capital stock
Accumulated net investment income (loss)
Accumulated net realized loss on investments
Unrealized net appreciation on investments and foreign currency related transactions
Total Net Assets

NET ASSETS
Original Class:
Shares authorized (no par value, $0.001 and $0.001 par value, respectively)
Net assets applicable to outstanding Original Class shares
Shares issued and outstanding
Net asset value, offering price and redemption price per share

Institutional Class:
Shares authorized (no par value and $0.001 par value, respectively)
Net assets applicable to outstanding Institutional Class shares
Shares issued and outstanding
Net asset value, offering price and redemption price per share

The accompanying notes are an integral part of these financial statements.

 WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS – STATEMENTS OF ASSETS AND LIABILITIES

		HENNESSY
HENNESSY	HENNESSY	SELECT SPARX
SELECT LARGE	SELECT SPARX	JAPAN SMALLER
VALUE FUND	JAPAN FUND	COMPANIES FUND

$127,985,077	$42,701,183	$15,455,125
3,217,633	—	—
174,672	395,724	83,501
4,277	65,862	4,022
2,507,765	1,813,890	205,562
25,970	5,290	11,646
133,915,394	44,981,949	15,759,856

75,921	816,312	—
1,820,864	—	536,685
178,865	450,432	2,437
95,164	41,346	15,532
109,317	46,038	13,012
17,117	20,255	18,606
11,193	2,039	1,294
28,547	21,702	7,233
2,336,988	1,398,124	594,799

$131,578,406	$43,583,825	$15,165,057

$165,491,355	$72,323,958	$16,657,892
682,446	—	(217,495)
(51,361,306)	(34,163,985)	(2,125,092)
16,765,911	5,423,852	849,752
$131,578,406	$43,583,825	$15,165,057

Unlimited	Unlimited	Unlimited
131,541,526	20,011,835	15,165,057
6,394,319	1,590,460	1,643,587
$20.57	$12.58	$9.23

Unlimited	Unlimited	N/A
36,880	23,571,990
1,786	1,861,986
$20.65	$12.66

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Statements

Statements of Operations Year Ended October 31, 2010

INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)
Dividend income from affiliated securities
Interest income
Total investment income

EXPENSES:
Investment advisory fees
Administration, fund accounting, custody and transfer agent fees
Service fees – Original Class (See Note 4)
Federal and state registration fees
Audit and tax fees
Legal fees
Compliance expense
Reports to shareholders
Directors’ fees and expenses
Sub-transfer agent expenses – Original Class (See Note 4)
Sub-transfer agent expenses – Institutional Class (See Note 4)
Other
Total expenses before reimbursement from advisor

Expense reimbursement from advisor
Original Class
Institutional Class
Administration expense waiver – Institutional Class (See Note 4)
Net expenses
NET INVESTMENT INCOME (LOSS)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments from unaffiliated securities
Investments from affiliated securities
Foreign currency transactions
Change in unrealized appreciation (depreciation) on
Investments in securities
Foreign currency translation
NET REALIZED GAIN (LOSS) AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

(1)	Net of foreign taxes withheld of $0, $60,287,& $23,047, respectively.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS – STATEMENTS OF OPERATIONS

		HENNESSY
HENNESSY	HENNESSY	SELECT SPARX
SELECT LARGE	SELECT SPARX	JAPAN SMALLER
VALUE FUND	JAPAN FUND	COMPANIES FUND

$2,721,782	$800,957	$306,193
24,188	—	—
1,021	1,790	266
2,746,991	802,747	306,459

1,140,958	552,830	184,064
358,366	140,972	39,113
134,195	12,089	6,390
38,156	34,477	20,286
22,156	15,250	13,620
10,501	6,001	12,105
6,337	6,337	6,337
38,251	10,002	3,000
9,997	10,001	10,001
103,577	78,304	27,948
—	10,084	N/A
23,236	4,874	4,866
1,885,730	881,221	327,730

(38,444)	(37,425)	(19,527)
—	(12,915)	N/A
(83)	—	—
1,847,203	830,881	308,203
$899,788	$(28,134)	$(1,744)

$11,919,305	$(6,191,424)	$1,823,146
(35,267)	—	—
—	(7,749)	(758)

378,192	11,361,263	(2,022,397)
—	53,861	2,599
12,262,230	5,215,951	(197,410)

$13,162,018	$5,187,817	$(199,154)

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Statements

Statements of Changes in Net Assets

OPERATIONS:
Net investment income (loss)
Net realized gain (loss)
Change in unrealized appreciation (depreciation)
Net increase (decrease) in net assets resulting from operations
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Original Class
Net investment income – Institutional Class
Net investment income – Class A
Net investment income – Class C
Net investment income – Class R
Net investment income – Class S
Total distributions
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued in the reorganization
Proceeds from shares subscribed – Original Class
Proceeds from shares subscribed – Institutional Class
Proceeds from shares subscribed – Predecessor Class A
Proceeds from shares subscribed – Predecessor Class C
Proceeds from shares subscribed – Predecessor Class S
Dividends reinvested – Original Class
Dividends reinvested – Institutional Class
Dividends reinvested – Predecessor Class A
Dividends reinvested – Predecessor Class C
Dividends reinvested – Predecessor Class R
Dividends reinvested – Predecessor Class S
Cost of shares redeemed – Original Class
Cost of shares redeemed – Institutional Class
Cost of shares redeemed – Predecessor Class A
Cost of shares redeemed – Predecessor Class C
Cost of shares redeemed – Predecessor Class R
Cost of shares redeemed – Predecessor Class S
Cost of shares redeemed in the reorganization – Predecessor Class A (See Note 6)
Cost of shares redeemed in the reorganization – Predecessor Class C (See Note 6)
Cost of shares redeemed in the reorganization – Predecessor Class S (See Note 6)
Net increase (decrease) in net assets derived from capital share transactions
TOTAL INCREASE (DECREASE) IN NET ASSETS
NET ASSETS:
Beginning of period
End of period
Accumulated net investment income, end of period

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS – STATEMENTS OF CHANGES IN NET ASSETS

Hennessy Select Large Value Fund

Year Ended	One Month Ended	Year Ended
October 31, 2010	October 31, 2009*	September 30, 2009

$899,788	$40,481	$2,147,657
11,884,038	2,121,192	(38,033,622)
378,192	(6,438,340)	17,930,480
13,162,018	(4,276,667)	(17,955,485)

(1,607,669)	—	—
(468)	—	—
—	—	(2,447)
—	—	(250)
—	—	(47)
—	—	(3,119,888)
(1,608,137)	—	(3,122,632)

—	—	106,344,111
1,644,633	148,751	913,870
10,259	3,402	22,275
—	—	4,294
—	—	300
—	—	1,105,178
1,542,668	—	—
468	—	—
—	—	2,160
—	—	250
—	—	47
—	—	2,990,948
(15,965,046)	(1,443,405)	(7,303,823)
(5,496)	—	—
—	—	(206,038)
—	—	(2,369)
—	—	(2,172)
—	—	(12,805,550)
—	—	(130,787)
—	—	(14,058)
—	—	(106,199,266)
(12,772,514)	(1,291,252)	(15,280,630)
(1,218,633)	(5,567,919)	(36,358,747)

132,797,039	138,364,958	174,723,705
$131,578,406	$132,797,039	$138,364,958
$682,446	$1,390,728	$1,350,367

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Statements

Statements of Changes in Net Assets

CHANGES IN SHARES OUTSTANDING:
Shares issued in connection with reorganization
Shares sold
Original Class
Institutional Class
Predecessor Class A
Predecessor Class C
Predecessor Class R
Predecessor Class S
Shares issued to holders as reinvestment of dividends
Original Class
Institutional Class
Predecessor Class A
Predecessor Class C
Predecessor Class R
Predecessor Class S
Shares redeemed
Original Class
Institutional Class
Predecessor Class A
Predecessor Class C
Predecessor Class R
Predecessor Class S
Shares redeemed in the reorganization
Predecessor Class A
Predecessor Class C
Predecessor Class S
Net decrease in shares outstanding

*	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS – STATEMENTS OF CHANGES IN NET ASSETS

Hennessy Select Large Value Fund

Year Ended	One Month Ended	Year Ended
October 31, 2010	October 31, 2009*	September 30, 2009

—	—	7,462,745

81,862	7,564	56,201
514	172	1,355
—	—	272
—	—	20
—	—	—
—	—	68,408

76,941	—	—
23	—	—
—	—	134
—	—	16
—	—	3
—	—	187,051

(795,699)	(72,961)	(422,334)
(278)	—	—
—	—	(12,588)
—	—	(176)
—	—	(164)
—	—	(796,220)

—	—	(9,127)
—	—	(1,000)
—	—	(7,452,580)
(636,637)	(65,225)	(917,984)

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Statements

Statements of Changes in Net Assets

OPERATIONS:
Net investment income (loss)
Net realized gain (loss) on securities
Change in unrealized appreciation (depreciation) on securities
Net increase (decrease) in net assets resulting from operations

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income – Original Class
Net investment income – Institutional Class
Return of capital – Original Class
Return of capital – Institutional Class
Total distributions

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Original Class
Proceeds from shares subscribed – Institutional Class
Dividends reinvested – Original Class
Dividends reinvested – Institutional Class
Cost of shares redeemed – Original Class
Cost of shares redeemed – Institutional Class
Redemption fees retained – Original Class
Redemption fees retained – Institutional Class
Net decrease in net assets derived from capital share transactions
TOTAL INCREASE (DECREASE) IN NET ASSETS

NET ASSETS:
Beginning of year
End of year

Accumulated net investment income (loss), end of period

CHANGES IN SHARES OUTSTANDING:
Shares sold – Original Class
Shares sold – Institutional Class
Shares issued to holders as reinvestment of dividends – Original Class
Shares issued to holders as reinvestment of dividends – Institutional Class
Shares redeemed – Original Class
Shares redeemed – Institutional Class
Net decrease in shares outstanding

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL STATEMENTS – STATEMENTS OF CHANGES IN NET ASSETS

Hennessy Select SPARX		Hennessy Select SPARX
Japan Fund		Japan Smaller Companies Fund
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2010	October 31, 2009	October 31, 2010	October 31, 2009

$(28,134)	$90,895	$(1,744)	$108,317
(6,199,173)	(12,474,339)	1,822,388	(3,569,270)
11,415,124	21,195,083	(2,019,798)	8,342,323
5,187,817	8,811,639	(199,154)	4,881,370

(30,697)	(65,133)	(675,389)	—
(22,666)	(110,045)	N/A	N/A
(28,764)	—	—	—
(21,239)	—	N/A	N/A
(103,366)	(175,178)	(675,389)	—

12,134,525	14,425,238	3,996,704	10,635,183
9,038,569	2,861,706	N/A	N/A
58,305	63,659	654,011	—
42,669	103,942	N/A	N/A
(23,363,751)	(5,945,945)	(4,829,993)	(11,060,855)
(13,290,361)	(19,199,363)	N/A	N/A
36,375	2,875	18,198	3,412
—	4,035	N/A	N/A
(15,343,669)	(7,683,853)	(161,080)	(422,260)
(10,259,218)	952,608	(1,035,623)	4,459,110

53,843,043	52,890,435	16,200,680	11,741,570
$43,583,825	$53,843,043	$15,165,057	$16,200,680

$—	$53,363	$(217,495)	$237,889

1,011,968	1,434,814	424,911	1,477,631
740,046	275,108	N/A	N/A
4,983	6,211	74,659	—
3,628	10,082	N/A	N/A
(1,911,383)	(585,989)	(519,710)	(1,523,006)
(1,114,529)	(1,837,630)	N/A	N/A
(1,265,287)	(697,404)	(20,140)	(45,375)

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Select Large Value Fund
For an Original Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on securities
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Before expense reimbursement
After expense reimbursement(6)
Ratio of net investment income to average net assets
Before expense reimbursement
After expense reimbursement(6)
Portfolio turnover rate(7)

(1)	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.
(2)
The financial highlights set forth for periods prior to March 20, 2009 represent the historical financial highlights of the Tamarack Value Fund, Class S shares.  The assets of the Tamarack Value Fund were acquired by the Hennessy Select Large Value Fund on March 20, 2009.  Prior to the reorganization, Tamarack Value Fund also offered Class A, Class C and R shares. At that time RBC Global Asset Management (U.S.), Inc., (formerly known as Voyageur Asset Management, Inc.) ceased to be investment advisor and Hennessy Advisors, Inc. became investment advisor.  The return of the Tamarack Value Fund, Class S shares during the period October 1, 2008 through March 20, 2009 was (33.09)%.  The return of the Hennessy Select Large Value Fund, Original Class shares during the period March 20, 2009 through September 30, 2009 was 36.84%.

(3)	Per share net investment income (loss) has been calculated using the average daily shares method.
(4)	Not annualized.
(5)	Annualized.
(6)	The Advisor agreed to reimburse expenses in order to cap the Original Class share expenses. Please refer to Note 4 for more information.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY SELECT LARGE VALUE FUND

	One Month
Year Ended	Ended
October 31,	October 31,		Year Ended September 30,
2010	2009(1)		2009(2)	2008(2)	2007(2)	2006(2)

$18.88	$19.49		$21.80	$43.12	$41.74	$45.78

0.14	0.01		0.31	0.42 (3)	0.58 (3)	0.55 (3)
1.78	(0.62)		(2.21)	(7.43)	5.04	3.07
1.92	(0.61)		(1.90)	(7.01)	5.62	3.62

(0.23)	—		(0.41)	(0.78)	(0.63)	(0.61)
—	—		—	(13.53)	(3.61)	(7.05)
(0.23)	—		(0.41)	(14.31)	(4.24)	(7.66)
$20.57	$18.88		$19.49	$21.80	$43.12	$41.74
10.22%	(3.13	)%(4)	(8.43)%	(22.42)%	14.19%	9.10%

$131.54	$132.77		$138.34	$174.23	$269.37	$291.66

1.41%	1.37	%(5)	1.42%	1.22%	1.26%	1.22%
1.38%	1.30	%(5)	1.17%	1.02%	1.03%	1.05%

0.64%	0.28	%(5)	1.46%	1.32%	1.13%	1.16%
0.67%	0.35	%(5)	1.71%	1.52%	1.36%	1.33%
146%	10	%(4)	142%	162%	136%	38%

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Select Large Value Fund
For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on securities
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Before expense reimbursement
After expense reimbursement(6)
Ratio of net investment income to average net assets
Before expense reimbursement
After expense reimbursement(6)
Portfolio turnover rate(7)

(1)	For the one month ended October 31, 2009. Effective October 31, 2009, the Fund changed its fiscal year end to October 31st from September 30th.
(2)	Institutional Class shares commenced operations on March 20, 2009.
(3)	Amount is less than $0.01 or $(0.01).
(4)	Not annualized.
(5)	Annualized.
(6)	The Advisor and/or Administrator reimbursed expenses in order to cap the Institutional Class share expenses. Please refer to Note 4 for more information.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY SELECT LARGE VALUE FUND

	One Month
Year Ended	Ended		Period Ended
October 31,	October 31,		September 30,
2010	2009(1)		2009(2)

$18.92	$19.53		$14.25

0.21	—	(3)	0.08
1.80	(0.61)		5.20
2.01	(0.61)		5.28

(0.28)	—		—
—	—		—
(0.28)	—		—
$20.65	$18.92		$19.53

10.65%	(3.12	)%(4)	37.05	%(4)

$0.04	$0.03		$0.03

1.22%	1.20	%(5)	26.18	%(5)
0.98%	0.98	%(5)	0.98	%(5)

0.80%	0.44	%(5)	(24.06	)%(5)
1.04%	0.66	%(5)	1.14	%(5)
146%	10	%(4)	142	%(4)

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Select SPARX Japan Fund
For an Original Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Ratio of net investment income (loss)
Net realized and unrealized gains (losses) on securities
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from net realized gains
Return of capital
Total distributions
Redemption fees retained
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Before expense reimbursement
After expense reimbursement(4)
Ratio of net investment income (loss) to average net assets
Before expense reimbursement
After expense reimbursement(4)
Portfolio turnover rate(5)

(1)
The financial highlights set forth for periods prior to September 17, 2009 represent the historical financial highlights of the SPARX Japan Fund.  On September 17, 2009 Hennessy Advisors, Inc., became the investment advisor to the Fund and the Fund changed its name to Hennessy Select SPARX Japan Fund.  In addition, the Investor Class shares were redesignated Original Class shares.

(2)	Amount is less than $0.01.
(3)	Calculated based on average shares outstanding.
(4)	The Advisor agreed to reimburse expenses in order to cap the Original Class share expenses. Please refer to Note 4 for more information.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY SELECT SPARX JAPAN FUND

Year Ended October 31,
2010	2009(1)	2008	2007	2006

$11.38	$9.73	$16.24	$17.20	$17.41

(0.04)	0.02	0.05	(0.03)	(0.10	)(3)
1.25	1.66	(6.56)	(0.93)	0.60
1.21	1.68	(6.51)	(0.96)	0.50

(0.01)	(0.03)	—	—	(0.55)
—	—	—	—	(0.17)
(0.01)	—	—	—	—
(0.02)	(0.03)	—	—	(0.72)
0.01	— (2)	— (2)	—	0.01
$12.58	$11.38	$9.73	$16.24	$17.20

11.04%	17.36%	(40.09)%	(5.58)%	2.64%

$20.01	$28.29	$15.86	$19.54	$26.23

1.71%	1.75%	1.72%	1.87%	2.22%
1.59%	1.24%	1.25%	1.45%	1.50%

(0.27)%	(0.34)%	(0.10)%	(0.62)%	(1.27)%
(0.15)%	0.17%	0.37%	(0.20)%	(0.55)%
8%	17%	35%	111%	89%

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Select SPARX Japan Fund
For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Ratio of net investment income (loss)
Net realized and unrealized gains (losses) on securities
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from net realized gains
Return of capital
Total distributions
Redemption fees retained
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Before expense reimbursement
After expense reimbursement(4)
Ratio of net investment income (loss) to average net assets
Before expense reimbursement
After expense reimbursement(4)
Portfolio turnover rate(5)

(1)
The financial highlights set forth for periods prior to September 17, 2009 represent the historical financial highlights of the SPARX Japan Fund.  On September 17, 2009 Hennessy Advisors, Inc., became the investment advisor to the Fund and the Fund changed its name to Hennessy Select SPARX Japan Fund.

(2)	Amount is less than $0.01 or $(0.01).
(3)	Calculated based on average shares outstanding.
(4)	The Advisor agreed to reimburse expenses in order to cap the Institutional Class share expenses. Please refer to Note 4 for more information.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY SELECT SPARX JAPAN FUND

Year Ended October 31,
2010	2009(1)	2008	2007	2006

$11.44	$9.78	$16.33	$17.27	$17.44

0.01	0.03	0.05	— (2)	(0.06	)(3)
1.23	1.66	(6.60)	(0.94)	0.61
1.24	1.69	(6.55)	(0.94)	0.55

(0.01)	(0.03)	—	—	(0.56)
—	—	—	—	(0.17)
(0.01)	—	—	—	—
(0.02)	(0.03)	—	—	(0.73)
—	— (2)	— (2)	—	0.01
$12.66	$11.44	$9.78	$16.33	$17.27

11.07%	17.37%	(40.11)%	(5.44)%	2.90%

$23.57	$25.55	$37.03	$82.94	$105.15

1.45%	1.75%	1.72%	1.67%	1.66%
1.40%	1.24%	1.25%	1.25%	1.25%

0.02%	(0.34)%	(0.10)%	(0.42)%	(0.71)%
0.07%	0.17%	0.37%	0.00%	(0.30)%
8%	17%	35%	111%	89%

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Financial Highlights

Hennessy Select SPARX Japan Smaller Companies Fund
For an Original Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Ratio of net investment income (loss)
Net realized and unrealized gains (losses) on securities
Total from investment operations

Less Distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Redemption fees retained
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Before expense reimbursement
After expense reimbursement(7)
Ratio of net investment income (loss) to average net assets
Before expense reimbursement
After expense reimbursement(7)
Portfolio turnover rate

(1)
The financial highlights set forth for periods prior to September 17, 2009 represent the historical financial highlights of the SPARX Japan Fund. On September 17, 2009 Hennessy Advisors, Inc., became the investment advisor to the Fund and the Fund changed its name to Hennessy Select SPARX Japan Smaller Companies Fund. In addition, the Investor Class shares were redesignated Original Class shares.

(2)	The Fund commenced operations on August 31, 2007
(3)	Calculated based on average shares outstanding.
(4)	Amount is less than $0.01 or $(0.01).
(5)	Not annualized.
(6)	Annualized.
(7)	The Advisor agreed to reimburse expenses in order to cap the Original Class share expenses. Please refer to Note 4 for more information.

The accompanying notes are an integral part of these financial statements.

  WWW.HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — HENNESSY SELECT SPARX JAPAN SMALLER COMPANIES FUND

			Period Ended
Year Ended October 31,			October 31,
2010	2009(1)	2008	2007(2)

$9.74	$6.87	$10.98	$10.00

— (4)	0.07	0.02 (3)	—	(4)
(0.10)	2.80	(4.08)	0.98
(0.10)	2.87	(4.06)	0.98

(0.42)	—	(0.07)	—
—	—	—	—
(0.42)	—	(0.07)	—
0.01	— (4)	0.02	—
$9.23	$9.74	$6.87	$10.98
(0.72)%	41.78%	(37.00)%	9.80	%(5)

$15.17	$16.20	$11.74	$5.58

2.14%	3.10%	4.47%	9.73	%(6)
2.01%	1.60%	1.60%	1.60	%(6)

(0.14)%	(0.86)%	(2.60)%	(8.15	)%(6)
(0.01)%	0.64%	0.26%	(0.02	)%(6)
100%	138%	55%	13	%(5)

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Notes to the Financial Statements
October 31, 2010

1).  ORGANIZATION

The Hennessy Select Large Value Fund (the “Large Value Fund”) is organized as a separate investment portfolio or series of Hennessy Funds Trust, a Delaware statutory trust that was organized on September 17, 1992.  The Select Large Value Fund is the successor to the Tamarack Value Fund (the “Predecessor Tamarack Fund”) pursuant to a reorganization that took place on March 20, 2009.  As a result of the reorganization, holders of the Class A, Class C, Class R and Class S shares of the Tamarack Value Fund received Original Class shares of the Hennessy Select Large Value Fund.  The Large Value Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended.  The investment objective of the Large Value Fund is long-term growth of capital and current income.

The Hennessy Select SPARX Japan Fund (the “Japan Fund”) and the Hennessy Select SPARX Japan Smaller Companies Fund (the “Japan Smaller Companies Fund”) are organized as separate investment portfolios or series of Hennessy SPARX Funds Trust, a Massachusetts business trust that was organized on July 24, 1995.  The Japan Fund and the Japan Smaller Companies Fund are open-end, diversified management investment companies registered under the Investment Company Act of 1940, as amended.  Although these Funds will each be considered a “diversified” mutual fund, the funds may employ a relatively focused investment strategy and may hold securities of fewer issuers than other diversified funds.  The investment objective of the Japan Fund and the Japan Smaller Companies Fund is long-term capital appreciation.

The Large Value Fund, Japan Fund and Japan Smaller Companies Fund collectively represent the Hennessy Select Series Funds (the “Funds”).

The Large Value Fund and Japan Fund offer Original and Institutional Class shares.  Each class of shares differs principally in its respective administration, shareholder servicing and transfer agent expenses and sales charges, if any.  Each class has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Japan Smaller Companies Fund offers only Original Class shares.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a).   Investment Valuation – Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Exchange-traded securities for which there were no transactions that day and debt securities are valued at the most recent bid prices. Instruments with a remaining

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NOTES TO THE FINANCIAL STATEMENTS

    maturity of 60 days or less are valued on an amortized cost basis. When a price for an underlying security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, fair value pricing procedures have been adopted by the Board of Trustees of the Funds. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security. Some of these criteria are: trading volume of security and markets, value of other like securities and news events with direct bearing to security or market. Fair value pricing results in an estimated price that reasonably reflects the current market conditions in order to rate the portfolio holdings such that shareholder transactions receive a fair net asset value.

Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Funds’ NAV will reflect the affected portfolio securities’ value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market.  Using a fair value pricing methodology to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other investment companies to calculate their net asset values and are considered level 2 prices in the fair valuation hierarchy.  Because the Funds invest in foreign securities, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or redeem your shares.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period.  The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

b).  Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.

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Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2010 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

	Accumulated Net	Accumulated Net	Paid In
	Investment Income/(Loss)	Realized Gain/(Loss)	Capital
Large Value Fund	67	(67)	—
Japan Fund	28,134	42,728	(70,862)
Japan Smaller Companies Fund	221,749	(128,951)	(92,798)

The permanent differences primarily relate to foreign currency gain (loss) reclasses and adjustments related to passive foreign investment companies.

c).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its respective net assets.

d).  Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains for the Funds, if any, are declared and paid out annually, usually in November or December of each year.

e).  Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.

f).   Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

g).  Share Valuation – The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Japan Fund and Japan Smaller Companies Funds charged a 2.00% redemption fee on shares held less than 60 days through January 29, 2010.  These fees were retained by each Fund and treated as additional paid-in-capital and allocated to each respective class of shares (if applicable).

h).  Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation.  Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of

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NOTES TO THE FINANCIAL STATEMENTS

    exchange prevailing on the respective dates of such transactions.  The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains or losses.  Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards and other factors.

i).   Forward Contracts – The Funds may enter into forward currency contracts to reduce their exposure to changes in foreign currency exchange rates on their foreign holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.  The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

 The Funds may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than “traditional” securities would. The main purpose of utilizing these derivative instruments is for hedging purposes.

j).    Repurchase Agreements – The Funds may enter into repurchase agreements with member banks or security dealers of the Federal Reserve whom the investment advisor deems creditworthy. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient, in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

k).  Accounting for Uncertainty in Income Taxes – The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of October 31, 2010, open Federal and state tax years for the Large Value Fund include the tax years ended September 30, 2007 through 2009 and the tax period ended October 31, 2009.  As of October 31, 2010, open Federal and state tax years

  HENNESSY FUNDS                                                                                                              1-800-966-4354

for the Japan Fund and Japan Smaller Companies Fund include the tax years ended October 31, 2007 through 2009.

l).   Derivatives – The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”). The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect any entity’s results of operations and financial position. During the year ended October 31, 2010, the Funds did not hold any derivative instruments.

m). Events Subsequent to the Fiscal Period End – The Funds have adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred subsequent to October 31, 2010, through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

n.)  New Accounting Pronouncement – In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

  The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

3).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) during the following fiscal periods were as follows:

	Purchases	Sales
Large Value Fund	$191,272,857	$204,001,648
Japan Fund	$3,972,415	$18,576,720
Japan Smaller Companies Fund	$14,859,631	$15,653,359

There were no purchases or sales of long term U.S. Government securities in the Funds during the year ended October 31, 2010.

4).  INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Hennessy Advisors, Inc. (the “Advisor”) is the advisor of the Funds. The Advisor provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As

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NOTES TO THE FINANCIAL STATEMENTS

compensation for its services, the Advisor is entitled to a monthly fee from each Fund. The fee is based upon the average daily net assets of the Funds at the annual rate of:

Large Value Fund	0.85%
Japan Fund	1.00%
Japan Smaller Companies Fund	1.20%

The Advisor has delegated the day to day management of the Large Value Fund to a Sub-Advisor, RBC Global Asset Management (U.S.), Inc. (“RBC”). The Advisor has delegated the day to day management of the Japan and Japan Smaller Companies Funds to a Sub-Advisor, SPARX Asset Management Co. Ltd. (“SPARX”).  The Advisor pays the Sub-Advisor fees for each of the Funds from its own assets and these fees are not an additional expense of the Funds.

The Advisor had agreed to absorb expenses to the extent that the total annual operating expenses (excluding all Federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) do not exceed 1.30% and 0.98% of the Large Value Fund’s net assets for the Original Class and Institutional Class shares, respectively.  This expense limitation agreement for the Original Class shares of the Large Value Fund expired on March 31, 2010.  The expense limitation agreement for the Institutional Class shares of the Large Value Fund can only be terminated by the Board of Trustees.  Additionally, the Advisor had agreed to waive its fees and absorb expenses to the extent that the total annual operating expenses (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities and extraordinary items) did not exceed 1.25% of the Japan Fund’s net assets for both the Original Class shares and Institutional Class shares and 1.60% of the net assets of the Japan Smaller Companies Fund, Original Class shares.  These expense limitation agreements for the Japan Fund and the Japan Smaller Companies Fund expired on February 28, 2010.  For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation in effect at the time of the waiver or reimbursement. The Advisor reimbursed expenses of $38,444, $50,340 and $19,527 for the Large Value, Japan and Japan Smaller Companies Funds, respectively, for the year ended October 31, 2010. As of October 31, 2010, cumulative expenses subject to potential recovery to the aforementioned conditions and year of expiration are as follows:

	Oct. 31, 2011	Oct. 31, 2012	Oct. 31, 2013	Total
Large Value Fund – Orig. Class	$91,061	$7,641	$38,444	$137,146
Large Value Fund – Inst. Class	$2,239	$6	$—	$2,245
Japan Fund – Orig. Class	$—	$—	$37,425	$37,425
Japan Fund – Inst. Class	$—	$—	$12,915	$12,915
Japan Smaller Companies Fund – Orig. Class	$—	$—	$19,527	$19,527

The Board of Trustees has approved a Shareholder Servicing Plan for the Original Class shares of the Large Value Fund which was instituted to compensate the Advisor for the non-investment management services it provides to the Fund. The Plan provides for a monthly fee paid to the Advisor at an annual rate of

  HENNESSY FUNDS                                                                                                              1-800-966-4354

0.10% of the average daily net assets of the Original Class shares of the Large Value Fund.  On June 1, 2010, the Japan and Japan Smaller Companies Funds adopted a shareholder servicing plan which provides a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Original Class shares of the Japan and Japan Smaller Companies Funds, respectively.

The Funds have entered into agreements with various brokers, dealers and financial intermediaries in connection with the sale of shares of the Funds.  The agreements provide for periodic payments by the Funds to the brokers, dealers and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include: the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status and facilitating shareholder telephone transactions.  Fees paid by the Large Value, Japan and Japan Smaller Companies Funds to various brokers, dealers and financial intermediaries for the year ended October 31, 2010, were $103,577, $88,388, and $27,948, respectively.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ administrator under an Administration Agreement.  Administrative services under this agreement include custody, distribution, fund accounting, fund administration and transfer agent services.  In addition, the Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees paid to U.S. Bancorp Fund Services, LLC for the year ended October 31, 2010, were $358,366, $140,972 and $39,113, for the Large Value, Japan and Japan Smaller Companies Funds, respectively.  The Administrator has voluntarily waived all or a portion of its administration fees allocated to the Institutional Class shares of the Large Value Fund.  The administration fees voluntarily waived by the Administrator during the year ended October 31, 2010 were $83.

Quasar Distributors, LLC (“Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is an affiliated company of U.S. Bank, N.A.

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NOTES TO THE FINANCIAL STATEMENTS

5).  FEDERAL TAX INFORMATION

The following balances for the Funds are as of October 31, 2010:

			Japan
	Large		Smaller
	Value	Japan	Companies
	Fund	Fund	Fund
Cost of investments for tax purposes	$115,270,414	$37,383,357	$14,831,609
Gross tax unrealized appreciation	18,200,874	7,183,919	1,979,812
Gross tax unrealized depreciation	(2,268,578)	(1,866,093)	(1,356,296)
Net tax unrealized appreciation
(depreciation) on investments	15,932,296	5,317,826	623,516
Undistributed ordinary income	$682,446	$—	$—
Undistributed long-term capital gains	$—	$—	$—
Total distributable earnings	$682,446	$—	$—
Other accumulated gains (losses)	$(50,527,691)	$(34,057,959)	$(2,116,351)
Total accumulated earnings (losses)	$(33,912,949)	$(28,740,133)	$(1,492,835)

At October 31, 2010, the Large Value Fund had tax basis capital losses of $50,527,691, to offset future capital gains. Of such losses, $19,583,141 expire October 31, 2016 and $30,944,550 expire on October 31, 2017.  Additionally, the Large Value Fund had no post-October loss deferrals as of October 31, 2010.

At October 31, 2010, the Japan Fund had tax basis capital losses of $34,116,747, to offset future capital gains. Of such losses, $967,738 expire October 31, 2014, $5,345,663 expire on October 31, 2015, $6,231,544 expire October 31, 2016, $15,450,664 expire October 31, 2017, and $6,121,138 expire October 31, 2018.  Additionally, the Japan Fund had no post-October loss deferrals as of October 31, 2010.

At October 31, 2010, the Japan Smaller Companies Fund had tax basis capital losses of $2,122,189, to offset future capital gains. The losses expire on October 31, 2017.  Additionally, the Japan Smaller Companies Fund had no post-October loss deferrals as of October 31, 2010.

The tax character of distributions paid during 2010 and 2009 for the Funds were as follows:

	Year Ended	One Month Ended	Year Ended
Large Value Fund	October 31, 2010	October 31, 2009*	September 30, 2009
Ordinary income	$1,608,137	$—	$3,122,632
Long-term capital gain	—	—	—
	$1,608,137	$—	$3,122,632

*	The Large Value Fund changed its fiscal year end to October 31 from September 30.

	Year Ended	Year Ended
Japan Fund	October 31, 2010	October 31, 2009
Ordinary income	$53,363	$175,178
Long-term capital gain	—	—
Return of capital	50,003	—
	$103,366	$175,178

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Japan Smaller	Year Ended	Year Ended
Companies Fund	October 31, 2010	October 31, 2009
Ordinary income	$675,389	$—
Long-term capital gain	—	—
	$675,389	$—

6).  FUND REORGANIZATION

On March 20, 2009 the shareholders of the Tamarack Value Fund approved the agreement and plan of reorganization providing for the transfer of assets of the Tamarack Value Fund to the Hennessy Select Large Value Fund and the assumption of the liabilities of the Tamarack Value Fund by the Hennessy Select Large Value Fund.  The following table illustrates the specifics of the reorganization:

Acquired	Shares issued to	Acquiring
Fund	Shareholders of	Fund	Combined	Tax Status
Net Assets	Acquired Fund	Net Assets	Net Assets	of Transfer
$106,344,111(1)	7,462,745	—	$106,344,111	Non-taxable

(1)	Includes accumulated realized losses and unrealized depreciation in the amounts of ($22,268,596) and ($20,869,681) respectively.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of
The Hennessy Funds Trust and The Hennessy SPARX Funds Trust:

We have audited the accompanying statements of assets and liabilities of the Hennessy Select Large Value Fund, Hennessy Select SPARX Japan Fund and Hennessy Select SPARX Japan Smaller Companies Fund, including the schedules of investments, as of October 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented in the two-year period then ended (year ended October 31, 2010, month ended October 31, 2009 and year ended September 30, 2009 for Hennessy Select Large Value Fund). These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through September 30, 2008 of the Hennessy Select Large Value Fund were audited by other auditors whose report dated November 26, 2008 expressed an unqualified opinion on those financial highlights.  The financial highlights for the periods presented through October 30, 2008 of the Hennessy Select SPARX Japan Fund and Hennessy Select SPARX Japan Smaller Companies Fund were audited by other auditors whose report dated December 10, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hennessy Select Large Value Fund, Hennessy Select SPARX Japan Fund and Hennessy Select SPARX Japan Smaller Companies Fund as of October 31, 2010, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Milwaukee, Wisconsin
December 22, 2010

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Directors and Officers of the Funds

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. Information pertaining to the Directors and Officers of the Funds is set forth below. The Funds’ Statement of Additional Information includes additional information about the Funds’ Directors and Officers and is available, without charge, upon request by calling 1-800-966-4354.

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address	the Companies	Time Served
“Disinterested Persons”
J. Dennis DeSousa	Director/Trustee	Indefinite, until
Age: 74		successor elected
Address:
c/o Hennessy Advisors, Inc.		HFT: Served since July 2005
7250 Redwood Blvd.		HSFT: Served since September 2009
Suite 200
Novato, CA 94945

Robert T. Doyle	Director/Trustee	Indefinite, until
Age: 63		successor elected
Address:
c/o Hennessy Advisors, Inc.		HFT: Served since July 2005
7250 Redwood Blvd.		HSFT: Served since September 2009
Suite 200
Novato, CA 94945

Gerald P. Richardson	Director/Trustee	Indefinite, until
Age: 65		successor elected
Address:
c/o Hennessy Advisors, Inc.		HFT: Served since July 2005
7250 Redwood Blvd.		HSFT: Served since September 2009
Suite 200
Novato, CA 94945

“Interested Persons” (as defined in the 1940 Act)
Neil J. Hennessy(1)	Director/Trustee	Director/Trustee:
Age: 54	President	Indefinite, until
Address:	and Chairman	successor elected
c/o Hennessy Advisors, Inc.	of the Board
7250 Redwood Blvd.		HFT: Served since July 2005
Suite 200		HSFT: Served since September 2009
Novato, CA 94945
Officer (Chairman of the Board):
1 year term

HFT: Served since June 2008
HSFT: Served since September 2009

Key:
HFT = Hennessy Funds Trust
HSFT = Hennessy SPARX Funds Trust

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DIRECTORS AND OFFICERS OF THE FUNDS

	Number of Portfolios in the
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Director/Trustee	Held by Director

Currently a real estate investor.	10	None.

Currently the Sheriff of Marin County,	10	None.
California (since 1996) and has been
employed in the Marin County Sheriff’s
Office in various capacities since 1969.

Formerly the Chief Executive Officer and	10	None.
owner of ORBIS Payment Services.
Mr. Richardson is now an independent
consultant in the securities industries.

President, Chairman, CEO and Co-Portfolio	10	Director of Hennessy
Manager of Hennessy Advisors, Inc., the		Advisors, Inc.
Hennessy Funds’ investment advisor, since
1989; President of HMFI and HFI from 1996
through June 2008, and President of HFT
from 2005 through June 2008.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address	the Companies	Time Served
Frank Ingarra, Jr.(1)	Co-Portfolio	1 year term
Age: 39	Manager and
Address:	Vice President	HFT: Since July 2005
c/o Hennessy Advisors, Inc.		HSFT: Since September 2009
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

Joseph T. Fahy(1)	Chief Compliance	1 year term
Age: 33	Officer
Address:		HFT: Since June 2010
c/o Hennessy Advisors, Inc.		HSFT: Since June 2010
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

Teresa M. Nilsen(1)	Executive Vice	1 year term
Age: 44	President and
Address:	Treasurer	HFT: Since July 2005
c/o Hennessy Advisors, Inc.		HSFT: Since September 2009
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

Daniel B. Steadman(1)	Executive Vice	1 year term
Age: 54	President and
Address:	Secretary	HFT: Since July 2005
c/o Hennessy Advisors, Inc.		HSFT: Since September 2009
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

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DIRECTORS AND OFFICERS OF THE FUNDS

Number of Portfolios in the
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Director/Trustee	Held by Director
Mr. Ingarra Co-Portfolio Manager for	N/A	None.
Hennessy Advisors, Inc., the Funds’
investment advisor. Mr. Ingarra has been
with the Hennessy Funds and Hennessy
Advisors, Inc. since 2004. He is Vice
President of the Hennessy Funds.

Chief Compliance Officer for the Hennessy	N/A	None.
Funds since 2010. Mr. Fahy has been with
the Hennessy Funds since 2005 and has
held a number of roles in the Sales and
Finance Departments.

Currently Executive Vice President, Chief	N/A	Director of Hennessy
Financial Officer and Secretary of Hennessy		Advisors, Inc.
Advisors, Inc., the Funds’ investment advisor;
Ms. Nilsen has been the corporate secretary
and a financial officer of Hennessy Advisors,
Inc. since 1989; Ms. Nilsen has been an
officer of The Hennessy Funds since 1996,
currently she is Executive Vice President
and Treasurer.

Executive Vice President of Hennessy	N/A	Director of Hennessy
Advisors, Inc., the Funds’ investment advisor,		Advisors, Inc.
from 2000 to the present; Mr. Steadman has
been Executive Vice President and Secretary
of The Hennessy Funds since 2000.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

	Position(s)	Term of Office
	Held with	and Length of
Name, Age and Address	the Companies	Time Served
Tania A. Kelley(1)	Vice President	1 year term
Age: 45	of Marketing
Address:		HFT: Since July 2005
c/o Hennessy Advisors, Inc.		HSFT: Since September 2009
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

Ana Miner(1)	Vice President	1 year term
Age: 52	of Operations
Address:		HFT: Since July 2005
c/o Hennessy Advisors, Inc.		HSFT: Since September 2009
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

Brian Peery(1)	Vice President	1 year term
Age: 41	of Sales
Address:		HFT: Since July 2005
c/o Hennessy Advisors, Inc.		HSFT: Since September 2009
7250 Redwood Blvd.
Suite 200
Novato, CA 94945

(1)	All officers of the Hennessy Funds and employees of the Advisor are Interested Persons of the Hennessy Funds.

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DIRECTORS AND OFFICERS OF THE FUNDS

Number of Portfolios in the
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During Past 5 Years	by Director/Trustee	Held by Director
Has been employed by Hennessy	N/A	None.
Advisors, Inc., the Funds’ investment
advisor, since October 2003.

Has been employed by Hennessy	N/A	None.
Advisors, Inc., the Funds’ investment
advisor, since 1998.

Has been employed by Hennessy	N/A	None.
Advisors, Inc., the Funds’ investment
advisor, since June 2002.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

Expense Example
October 31, 2010

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses
The first set of lines of the table below provide information about actual account values and actual expenses. Although the Funds charge no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee (not to exceed $30 per social security number). The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information within these lines, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second set of lines within the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Original Class	5/1/10	10/31/10	5/1/10 – 10/31/10

Actual
Large Value Fund – Original Class	$1,000.00	$967.10	$7.09
Japan Fund – Original Class	$1,000.00	$1,037.90	$9.09
Japan Smaller Companies
Fund – Original Class	$1,000.00	$926.70	$10.64

Hypothetical (5% return
before expenses)
Large Value Fund – Original Class	$1,000.00	$1,018.00	$7.27
Japan Fund – Original Class	$1,000.00	$1,016.28	$9.00
Japan Smaller Companies
Fund – Original Class	$1,000.00	$1,014.77	$11.12

(1)
Expenses are equal to the Large Value Fund’s expense ratio of 1.43%, the Japan Fund’s expense ratio of 1.77%, and the Smaller Companies Fund’s expense ratio of 2.19%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	5/1/10	10/31/10	5/1/10 – 10/31/10

Actual
Large Value Fund – Institutional Class	$1,000.00	$995.25	$4.93
Japan Fund – Institutional Class	$1,000.00	$1,037.60	$7.60

Hypothetical (5% return
before expenses)
Large Value Fund – Institutional Class	$1,000.00	$1,003.16	$4.95
Japan Fund – Institutional Class	$1,000.00	$1,017.74	$7.53

(2)
Expenses are equal to the Large Value Fund’s expense ratio of 0.98%, and the Japan Fund’s expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

  HENNESSY FUNDS                                                                                                              1-800-966-4354

How to Obtain a Copy of the Fund’s Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds website at www.hennessyfunds.com; or (3) on the U.S. Securities and Exchange Commission’s website at www.sec.gov. Hennessy Funds’ proxy voting record is available on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

The Large Value, Japan and Japan Smaller Companies Funds designate 100%, 100% and 100%, respectively, of the dividends declared from net investment income during the year ended October 31, 2010, as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended October 31, 2010, 100%, 0% and 0%, of the ordinary distributions paid by the Large Value, Japan and Japan Smaller Companies Funds qualify for the dividend received deduction available to corporate shareholders.  All of the dividend income received by the Japan and Japan Smaller Companies Funds was from foreign investments which does not qualify for the dividend received deduction available to corporate shareholders.

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ADDITIONAL INFORMATION AND PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•  information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth;

     and

•  information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

  HENNESSY FUNDS                                                                                                              1-800-966-4354

For information, questions
or assistance, please call
The Hennessy Funds

1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Blvd., Suite 200
Novato, California 94945

ADMINISTRATOR, TRANSFER
AGENT, DIVIDEND PAYING
AGENT & SHAREHOLDER
SERVICING AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Dr., Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Avenue, 15th Floor
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

WWW.HENNESSYFUNDS.COM

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has made the following substantive amendments to its code of ethics during the last annual period: Amended the code of ethics to include the addition of Hennessy SPARX Funds Trust.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no other services provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2010	FYE 10/31/2009
Audit Fees	$29,000	$31,500
Audit-Related Fees	-	-
Tax Fees	6,600	6,500
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by KPMG, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2010	FYE 10/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2010	FYE 10/31/2009
Registrant	$-	$-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Hennessy SPARX Funds Trust.

By (Signature and Title)*       /s/Neil J. Hennessy
Neil J. Hennessy, Principal Executive Officer

Date     December 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/Neil J. Hennessy
Neil J. Hennessy, Principal Executive Officer

Date     December 17, 2010

By (Signature and Title)          /s/Teresa M. Nilsen
Teresa M. Nilsen, Treasurer

Date     December 17, 2010

* Print the name and title of each signing officer under his or her signature.